                                                                    Exhibit 10.1
                                                                    ------------


          AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (the "Agreement"), made as of March 30, 2001, by and among OPNET TECHNOLOGIES, INC. (the "Company"), a Delaware corporation; SUMMIT VENTURES IV, L.P. ("Summit Ventures"), a Delaware limited partnership; SUMMIT INVESTORS III, L.P. ("Summit Investors"), a Delaware limited partnership(Summit Investors and Summit Ventures are each sometimes referred to herein as an "Investor" and collectively as the "Investors"); ALAIN J. COHEN ("A. Cohen"), an individual residing in Washington, D.C.; MARC A. COHEN ("M. Cohen"), an individual residing in Washington, D.C.; and MAKE SYSTEMS, INC. ("Make Systems"), a California corporation.

                                  WITNESSETH:

          WHEREAS, the Company and the Investors entered into a Series A Preferred Stock Purchase Agreement (the "Stock Purchase Agreement"), dated as of September 30, 1997, in accordance with which the Investors acquired a total of 144,640 shares of the Company's Series A Convertible Preferred Stock, par value $.001 per share, which shares converted into an aggregate of 2,171,769 shares (the "Summit Shares") of the Company's Common Stock, $.001 par value per share (the "Common Stock"), upon the closing of the Company's initial public offering;

          WHEREAS, pursuant to the Registration Rights Agreement, dated as of September 30, 1997 (the "Original Registration Rights Agreement"), the Company granted to each of the Investors, A. Cohen and M. Cohen certain rights with respect to the registration under the Securities Act of 1933, as amended (the "Act"), of certain shares of Common Stock they may hold;

          WHEREAS, as contemplated by Section 5.3(d) of the Asset Purchase Agreement, dated as of March 20, 2001 (the "Asset Purchase Agreement"), between the Company, OPNET Development Corp., Make Systems and Metromedia Company, a Delaware general partnership ("Metromedia"), the Company desires to grant to Make Systems certain rights with respect to the registration under the Act of certain shares of Common Stock it may hold; and

          WHEREAS, the Company, the Investors, A. Cohen and M. Cohen wish to amend and restate the Original Registration Rights Agreement to provide Make Systems with such registration rights.

          NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending legally to be bound hereby, agree to amend and restate the Original Registration Rights Agreement in its entirety as follows:

          Section 1.  Certain Definitions.  Terms used herein with initial
                      -------------------
capital letters but not defined herein shall have the meanings set forth in the Stock Purchase Agreement. In addition, as used in this Agreement, the following terms shall have the following respective meanings:

               "Act" has the meaning set forth in the recitals to this Agreement.

               "Affiliate" means when used with respect to a specified person, a person who directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with such specified person. The term "control" (including the terms "controlling" and "controlled") means the power to direct or to cause the direction of the management and policies of a person, whether by virtue of stock ownership, by contract or otherwise.

               "Asset Purchase Agreement" has the meaning set forth in the recitals to this Agreement.

               "Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Act.

               "Common Stock" has the meaning set forth in the recitals to this Agreement.

               "Demand Holder" means a person who is then the record owner of Registrable Securities or Other Registrable Securities.

               "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               "Holder" means a person who is then the record owner of Registrable Securities, Other Registrable Securities or Make Systems Registrable Securities.

               "Initiating Holder" has the meaning set forth in Section 2(a).

               "Management Holder" means each of A. Cohen or M. Cohen and his respective successors or assignees who is a Holder of Other Registrable Securities.

               "Make Systems Registrable Securities" means (i) the 650,000 shares of Common Stock issued to Make Systems pursuant to the Asset Purchase Agreement and (ii) all shares of Common Stock issued in respect of the shares described in clause (i) upon any stock split, stock dividend, recapitalization or other similar event. As to any particular Make Systems Registrable Securities, once issued such securities shall cease to be Make Systems Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have been filed and declared effective under the Act and such securities shall have been disposed of, or (b) such securities shall have been distributed to the public pursuant to Rule 144 (or any successor rule) under the Act or pursuant to Section 4(1) (or any successor provision) of the Act.

               "Metromedia" has the meaning set forth in the recitals to this Agreement.

               "Original Registration Rights Agreement" has the meaning set forth in the recitals to this Agreement.

               "Other Registrable Securities" means (i) shares of Common Stock held by and at the time issuable to the Management Holders and (ii) all shares of Common Stock issued in respect of the shares described in clause (i) upon any stock split, stock dividend, recapitalization or other similar event. As to any particular Other Registrable Securities, once issued such securities shall cease to be Other Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Act and such securities shall have been disposed of, or (b) such securities shall have been distributed to the public pursuant to Rule 144 (or any successor rule) under the Act or pursuant to Section 4(1) (or any successor provision) of the Act.

               "Register," "registered" and "registration" means a registration effected by preparing and filing a registration statement in compliance with the Act and applicable rules and regulations thereunder, and the declaration or ordering by the Commission of the effectiveness of such registration statement.

               "Registrable Securities" means: (i) all of the Summit Shares held by the Investors and (ii) all shares of Common Stock issued in respect of the shares described in clause (i) upon any stock split, stock dividend, recapitalization or other similar event. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have been filed and declared effective under the Act and such securities shall have been disposed of, or (b) such securities shall have been distributed to the public pursuant to Rule 144 (or any successor rule) under the Act or pursuant to Section 4(1) (or any successor provision) of the Act.

               "Registration Expenses" means all expenses incurred by the Company in accordance with Sections 2 or 3 hereof, including, without limitation, all registration and filing fees, printing expenses, transfer taxes, fees and disbursements of counsel for the Company, "Blue-sky" fees and expenses, the expense of any special audits incident to or required by any such registration, and reasonable fees and disbursements of one common counsel for each group of all Selling Shareholders comprised of (i) the Investors (or their respective successors or assignees), (ii) the Management Holders (or their respective successors or assignees) or (iii) Make Systems (or its successors or assignees).

               "Restricted Securities" has the meaning set forth in Rule 144 under the Act.

               "Selling Expenses" means all (i) underwriting discounts and selling commissions applicable to the sale of Registrable Securities, Other Registrable Securities and Make Systems Registrable Securities and (ii) fees of counsel (other than one common counsel for each group of Selling Shareholders comprised of (a) the Investors (or their respective successors or assignees),
(b) the Management Holders (or their respective successors or assignees) or (c) Make Systems (or its successors or assignees)).

               "Selling Shareholder" means each person selling Common Stock in accordance with the registration rights contemplated by this Agreement.

               "Series A Preferred Stock" has the meaning set forth in the recitals to this Agreement.

               "Stock Purchase Agreement" has the meaning set forth in the recitals to this Agreement.

               "Summit Shares" has the meaning set forth in the recitals to this Agreement.

               "Underwriter" means the representative of the underwriter(s) selected to underwrite an offering of securities in accordance with this Agreement.

          Section 2.  Demand Registration.
                      -------------------

               (a) If, on any two occasions, the Company shall receive from any of (x) the Investors, (y) A. Cohen or (z) M. Cohen a written request (in any such case, the Demand Holder(s) providing such request is hereinafter sometimes referred to as an "Initiating Holder(s)") that the Company effect the registration of Registrable Securities or Other Registrable Securities, as the case may be, representing at least twenty-five percent (25%) of the Registrable Securities or Other Registrable Securities, as the case may be, then held by and issuable to (1) the Investors (or their successors or assignees) if the Initiating Holder is an Investor (or a successor or assignee of an Investor), (2) A. Cohen (or his successors or assignees) if the Initiating Holder is A. Cohen (or his successors or assignees), or (3) M. Cohen (or his successors or assignees) if the Initiating Holder is M. Cohen (or his successors or assignees) (or any lesser percentage if the reasonably anticipated aggregate price to the public of the Registrable Securities or Other Registrable Securities, as applicable, to be included in such registration by such Demand Holder would exceed $5,000,000) in connection with a firm commitment underwriting by a nationally recognized Underwriter selected by such Initiating Holder(s) and reasonably acceptable to the Company, the Company shall:

                      (i) promptly (and in no event less than 30 days before the anticipated filing date of such registration statement) give written notice of the proposed registration to all other Holders; and

                      (ii) as soon as practicable, use all of its commercially reasonable best efforts to effect such registration as may be so requested and as would permit or facilitate the sale and distribution of such portion of such Registrable Securities or Other Registrable Securities, as applicable, as are specified in such request, together with such portion of the Registrable Securities, Other Registrable Securities and Make Systems Registrable Securities of Holders joining in such request as are specified in a written request by such Holder(s) given within 30 days after receipt of such written notice from the Company.

               (b)    The right of any Holder to registration pursuant to this
Section 2 shall be conditioned upon such Holder's participation, and the inclusion of such Holder's Registrable Securities, Other Registrable Securities or Make Systems Registrable Securities, in the underwriting (unless otherwise mutually agreed by such Holder, the Underwriter and a majority in interest of the Initiating Holder(s)) to the extent provided herein. A Holder may elect to include in such underwriting all or a part of the Registrable Securities, Other Registrable Securities or Make Systems Registrable Securities it holds.

               (c) The Company shall, together with all Holders of Registrable Securities, Other Registrable Securities and Make Systems Registrable Securities proposing to distribute their securities through such underwriting, enter into an underwriting agreement in customary form with the Underwriter.

               (d) Notwithstanding any other provision of this Section 2, if the Underwriter advises the Initiating Holder(s) in writing that the inclusion in the subject registration statement of Registrable Securities, Other Registrable Securities or Make Systems Registrable Securities held by Holders other than Initiating Holder(s) would limit the number of Registrable Securities or Other Registrable Securities sought to be included by the Initiating Holder(s) or reduce the offering price thereof, then the Registrable Securities, Other Registrable Securities and Make Systems Registrable Securities held by Holders other than the Initiating Holder(s) shall be excluded from such registration to the extent required by such limitation, in proportion, as nearly as practicable, to the respective number of shares of Common Stock they held at the time the Initiating Holder(s) provided the initial written request pursuant to this Section 2. No Registrable Securities, Other Registrable Securities or Make Systems Registrable Securities so excluded from the underwriting by reason of the Underwriter's above marketing limitation shall be included in such registration. If any Holder of Registrable Securities, Other Registrable Securities or Make Systems Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the Underwriter and the Initiating Holder(s). The securities so withdrawn shall also be withdrawn from registration. If the Underwriter has not limited the number of Registrable Securities, Other Registrable Securities and Make Systems Registrable Securities to be underwritten, the Company may include its securities for its own account in such registration if the Underwriter so agrees and if the number of Registrable Securities, Other Registrable Securities and Make Systems Registrable Securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

               (e) No registration initiated by any of the Initiating Holders hereunder shall count as a registration under this Section 2 unless and until the Company has incurred expenses equal to at least $20,000 related to the preparation of such registration.

               (f) The Company shall not be required to effect any registration under this Section 2 if (i) the Company is, at the time at which it receives any such request by an Initiating Holder, conducting or, has before receipt of such request, notified the Holders that it had planned, within 60 days of receipt by the Company of such request, to conduct an offering of its securities and the Company reasonably believes that such offering would be adversely affected by the requested registration, (ii) such request is received by the Company within three months after the effective date of any other registration statement relating to the Company's securities, (iii) the filing of the registration statement would require the Company to furnish audited financial statements customarily prepared at the end of its fiscal year other than in respect of such fiscal year, or (iv) the filing of the registration statement would require the Company to furnish unaudited financial statements customarily prepared at the end of its fiscal quarters other than in respect of its regularly reported interim quarterly periods.

               (g)    The Company shall not effect any registration under this
Section 2 within 60 days after receiving another such request.

          Section 3.  "Piggy-Back" Registrations.
                       -------------------------

               (a) If, at any time, the Company shall determine to register any of its securities, either for its own account or for the account of a security holder or holders exercising its registration rights (other than a registration statement filed pursuant to Section 2, or a registration relating solely to employee benefit plans, or a registration on any registration form which does not permit secondary sales, or a registration relating solely to a Commission Rule 145 transaction, or a registration that does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, Other Registrable Securities or Make Systems Registrable Securities), the Company will:

                      (i) promptly (and in no event less than 30 days before the anticipated filing date of such registration statement) give to each Holder of Registrable Securities, Other Registrable Securities and Make Systems Registrable Securities written notice thereof, which shall include the number of shares the Company or other security holder proposes to register and, if known, the name of the Underwriter selected by the Company (if the registration is for the account of the Company) or by such other person initiating such registration and reasonably acceptable to the Company; and

                      (ii) use all of its commercially reasonable best efforts to include in such registration all the Registrable Securities, Other Registrable Securities and Make Systems Registrable Securities specified in a written request or requests made by any Holder within 30 days after the date of delivery of the written notice from the Company described in clause (i) above.

               (b)    The right of any Holder to registration pursuant to this
Section 3 shall be conditioned upon such Holder's participation, and the inclusion of such Holder's Registrable Securities, Other Registrable Securities or Make Systems Registrable Securities, in the underwriting (unless otherwise agreed by the Company, a majority in interest of the person(s) initiating such registration, and the Underwriter).

               (c) All Holders proposing to distribute their securities through such underwriting shall (together with the Company and any other shareholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the Underwriter. The Company shall use all of its commercially reasonable best efforts to cause the Underwriter of such proposed underwritten offering to permit the Registrable Securities, Other Registrable Securities and Make Systems Registrable Securities requested to be included in the registration statement for such offering to be included on the same terms and conditions as any similar securities of the Company included therein.

               (d) Notwithstanding any other provision of this Section 3, if the Underwriter advises the Company that the inclusion of Registrable Securities, Other Registrable Securities and/or Make Systems Registrable Securities in the subject registration statement would limit the number of securities originally determined to be included therein or would reduce the offering price thereof, then the Underwriter may require a limitation on the number of shares offered pursuant to such registration statement, as follows:

                      (i) any securities of the Company held by officers and directors of the Company (other than Registrable Securities or Other Registrable Securities) shall be excluded from such registration and underwriting to the extent required by such limitation; and

                      (ii) if a limitation on the number of shares is still required, then the number of shares available for inclusion in such registration and underwriting shall be allocated among all Holders requesting registration in proportion, as nearly as practicable, to the respective number of shares of Common Stock they held at the time the Company gave the notice specified in Section 3(a)(i). If any Holder would thus be entitled to include more securities than such Holder requested to be registered, the excess shall be allocated among other requesting Holders pro rata in the manner described in the preceding sentence;

provided, that, if the registration is for the account of the Company, (x) all shares requested to be registered by the Company shall be included in such registration before including the shares of any other party, and (y) any remaining shares available for inclusion in such registration shall be allocated as set forth in paragraphs (i) and (ii) above.


               (e) If any Holder of Registrable Securities, Other Registrable Securities, Make Systems Registrable Securities or any officer or director disapproves of the terms of any such underwriting, such person may, prior to effectiveness of the registration, elect to withdraw therefrom by written notice to the Company and the Underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

               (f) If the registration is for the account of a person other than the Company and the Underwriter has not limited the number of Registrable Securities, Other Registrable Securities and Make Systems Registrable Securities requested to be registered under this Section 3, the Company may include its securities for its own account in such registration if the Underwriter so agrees and if the number of Registrable Securities, Other Registrable Securities and Make Systems Registrable Securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

          Section 4.  Market Stand-Off Agreement.
                      --------------------------

               (a) To the extent not inconsistent with applicable law, each Holder (and each officer and director of the Company, if any) whose securities are included in a registration statement in accordance with this Agreement, agrees not to effect any public sale or distribution of the issue being registered or a similar security of the Company, including a sale pursuant to Rule 144 under the Act, during the 60 day period beginning on the effective date of such registration statement (except as part of such registration), if and to the extent requested by the Company in the case of the non-underwritten public offering or if and to the extent requested by the Underwriter in the case of an underwritten public offering.

               (b) The Company agrees, if requested by the Underwriter for an offering of Registrable Securities, Other Registrable Securities or Make Systems Registrable Securities (or other securities of the Company), (i) not to effect any public sale or distribution of its equity securities or securities convertible into or exchangeable or exercisable for any of such securities during the 120 day period beginning on the effective date of such registration statement, except as part of such underwritten offering and except pursuant to registrations on Form S-4 or S-8 or any successor or similar forms thereto, and
(ii) to use all of its commercially reasonable best efforts to cause each holder (other than a Holder) of its equity securities or any securities convertible into or exchangeable or exercisable for any of such securities to agree not to effect any such public sale or distribution of such securities during such periods.

               (c) Each Holder agrees that any market stand-off period required by the Underwriter of any offering in which such Holder is participating shall supersede this Section 4.

          Section 5.  Expenses of Registration.  All Registration Expenses
                      ------------------------
incurred in connection with any registration, qualification or compliance pursuant to Sections 2 or 3 shall be paid by the Company. All Selling Expenses incurred in connection with any such registration, qualification or compliance shall be borne by the holders of the securities registered, pro rata on the basis of the number of their shares so
                       --- ----
registered.

          Section 6.  Registration on Form S-3.  From and after the date of the
                      ------------------------
first effective registration statement on Form S-1 filed by the Company, the Company shall use all of its commercially reasonable best efforts to qualify for registration on Form S-3 or any comparable or successor form.

          Section 7.  Registration Procedures.  In the case of each registration
                      -----------------------
effected by the Company pursuant to this Agreement, the Company will keep each Holder of Registrable Securities, Other Registrable Securities or Make Systems Registrable Systems included in such registration advised in writing as to the initiation of such registration and as to the completion thereof. At its expense, the Company will do the following for the benefit of such Holders:

               (a) keep such registration effective for a period of 120 days or until the Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs, and amend or supplement such registration statement and the prospectus contained therein from time to time to the extent necessary to comply with the Act and applicable state securities laws;

               (b) use all of its commercially reasonable best efforts to register or qualify the Registrable Securities, Other Registrable Securities or Make Systems Registrable Securities, as applicable, covered by such registration under the applicable securities or "Blue-sky" laws of such jurisdictions as the Selling Shareholders may reasonably request; provided, however, that the Company
                                             --------  -------
shall not be obligated to qualify to do business in any jurisdiction where it is not then so qualified or otherwise required to be so qualified or to take any action which would subject it to the service of process in suits other than those arising out of such registration;

               (c) furnish such number of prospectuses and other documents incident thereto as any such Holder from time to time may reasonably request;

               (d) in connection with any underwritten offering pursuant to a registration statement filed pursuant to Section 2 hereof, enter into any underwriting agreement reasonably necessary to effect the offer and sale of Common Stock, provided, however, that such underwriting agreement contains
              --------  -------
customary underwriting provisions and is entered into by the Holders whose securities are included therein and provided further, however, that if the
                                    -------- -------  -------
Underwriter so requests, the underwriting agreement will contain customary contribution provisions on the part of the Company;

               (e) to the extent then permitted under applicable professional guidelines and standards, obtain a comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters and an opinion from the Company's counsel in customary form and covering such matters of the type customarily covered in a public issuance of securities, in each case addressed to the Holders whose securities are included in the subject registration statement, and provide copies thereof to such Holders; and

               (f) permit counsel to the Selling Shareholders whose expenses are being paid pursuant to this Agreement to inspect and copy such of the Company's corporate documents as he may reasonably request.

          Section 8.  Indemnification.
                      ---------------

               (a) The Company will, and hereby does, indemnify each Holder of Registrable Securities, Other Registrable Securities and/or Make Systems Registrable Securities, each of its officers, directors and partners, and each person controlling such Holder within the meaning of the Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls such underwriter within the meaning of the Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Act or the Exchange Act or the securities act of any state or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, whether or not resulting in any liability, provided, however, that the Company
                                           --------  -------
will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement (or alleged untrue statement) or omission (or alleged omission) based upon written information furnished to the Company by such Holder or underwriter and stated to be specifically for use therein.

               (b) Each Holder will, if Registrable Securities, Other Registrable Securities or Make Systems Registrable Securities held by him are included in such registration, qualification or compliance, indemnify the Company, each of its directors and officers and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of the Act and the rules and regulations thereunder, each other person whose securities are included in such registration and each of their officers, directors and partners, and each person controlling such other person, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, each such other person and such other person's directors, officers, partners, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, whether or not resulting in liability, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission

(or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein, provided, however, the liability of each Holder
                              --------  -------
shall not exceed the lesser of (A) that proportion of the total of such losses, claims, damages or liabilities indemnified against equal to the proportion of the total number of Registrable Securities, Other Registrable Securities or Make Systems Registrable Securities, as applicable, sold by such Holder through such registration, to the total number of the Company's securities included in such registration, or (B) the aggregate proceeds (net of discounts) received by such Holder upon the sale of the Registrable Securities, Other Registrable Securities or Make Systems Registrable Securities, as applicable.

               (c) Each person entitled to indemnification under this Section 8 (the "Indemnified Person") shall give notice to the person required to provide indemnification (the "Indemnifying Person") promptly after such Indemnified Person has actual knowledge of any claim as to which indemnity may be sought, but the failure of any Indemnified Person to give such notice shall not relieve the Indemnifying Person of its obligations under this Section 8 (except and to the extent the Indemnifying Person has been prejudiced as a consequence thereof). The Indemnifying Person will be entitled to participate in, and to the extent that it may elect by written notice delivered to the Indemnified Person promptly after receiving the aforesaid notice from such Indemnified Person, at its expense to assume, the defense of any such claim or any litigation resulting therefrom, with counsel reasonably satisfactory to such Indemnified Person, provided that the Indemnified Person may participate in such defense at its
--------
expense, notwithstanding the assumption of such defense by the Indemnifying Person, and provided, further, that if the defendants in any such action shall
            --------  -------
include both the Indemnified Person and the Indemnifying Person and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it and/or other Indemnified Persons which are different from or additional to those available to the Indemnifying Person, the Indemnified Person or Persons shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such Indemnified Person or Persons and the fees and expenses of such counsel shall be paid by the Indemnifying Person, and provided, further,
                                                              --------  -------
however, that the Company shall not be responsible for paying the fees of more
-------
than one counsel for each of (x) all Investors and their successors or assigns who may be Indemnified Persons, (y) each of the Management Holders and their respective successors or assigns who may be Indemnified Persons and (z) Make Systems (or Metromedia if Metromedia then holds a majority of the Make Systems Registrable Securities) and its (or their) successors and assigns that may be Indemnified Persons. No Indemnifying Person, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Person, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Person of a release from all liability in respect to such claim or litigation. Each Indemnified Person shall (i) furnish such information regarding itself or the claim in question as an Indemnifying Person may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom and (ii) reasonably assist the Indemnifying Person in any such defense, provided that the
                                                               --------
Indemnified Person shall not be required to expend its funds in connection with such assistance.

               (d) Neither the Company nor any Holder shall be required to effect any registration under Section 2 or Section 3 of this Agreement pursuant to which it would be required to execute an underwriting agreement which imposes indemnification or contribution obligations on the Company more onerous than those imposed hereunder.

          Section 9.  Information from Holders.  Each Holder of Registrable
                      ------------------------
Securities, Other Registrable Securities and Make Systems Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement or otherwise required by applicable state or federal securities laws.

          Section 10. Limitations on Registration Rights.  The Company shall
                      ----------------------------------
not enter into any agreement with any person who has after the date of this Agreement acquired any newly issued securities of the Company which agreement gives such person (a) the right to require the Company, upon any registration of any of its securities, to include, among the securities which the Company is then registering, such securities owned by such person, unless under the terms of such agreement, such person may include such securities in any such registration only to the extent that the inclusion of its securities will not limit the number of Registrable Securities, Other Registrable Securities or Make Systems Registrable Securities sought to be included by the Holders of Registrable Securities, Other Registrable Securities or Make Systems Registrable Securities or reduce the offering price thereof; or (b) the right to require the Company to initiate any registration of any securities of the Company on terms more favorable than provided to the Investors hereunder.

          Section 11. Exception to Registration.  The Company shall not be
                      --------------------------
required to effect a registration under this Agreement for Holders of Registrable Securities, Other Registrable Securities or Make Systems Registrable Securities if and to the extent in the written opinion of counsel for the Company, which counsel and the opinion so rendered shall be reasonably acceptable to the Holders of Registrable Securities, Other Registrable Securities or Make Systems Registrable Securities, as applicable, or pursuant to no-action letter obtained by the Company from the Commission, such Holder may sell without registration under the Act all Registrable Securities, Other Registrable Securities or Make Systems Registrable Securities, as applicable, for which it requested registration (a) under the provisions of the Act; or (b) in the relevant three month period in accordance with the volume limitations of Rule 144; and/or (c) in accordance with Rule 144A.

          Section 12. Rule 144 Reporting.  With a view to making available the
                      ------------------
benefits of certain rules and regulations of the Commission which may permit the sale of Restricted Securities to the public without registration, the Company agrees to:

               (a) make and keep public information available as those terms are understood and defined in Rule 144 under the Act, at all times;

               (b) use all of its commercially reasonable best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Act and the Exchange Act; and

               (c) so long as any Holder (or its successors or assignees) owns any Restricted Securities, furnish to such Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Act and Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as any Holder (or its successors or assignees) may reasonably request in availing itself of any rule or regulation of the Commission allowing the sale of any such securities without registration.

          Section 13. Miscellaneous.
                      -------------

               (a)    Amendments and Waivers.  Amendments or additions to this
                      ----------------------
Agreement may be made, agreements with any decision of the Company may be made, and compliance with any term, covenant, agreement, condition or provision set forth herein may be omitted or waived (either generally or in a particular instance and either retroactively or prospectively) upon the written consent of each of (i) the Company, (ii) each of the Management Holders, (iii) the Holders of a majority of the Registrable Securities and (iv) the Holder of a majority of the Make Systems Registrable Securities. Prompt notice of any such amendment or waiver shall be given to each party to this Agreement who did not consent thereto.

               (b)    Notices.  All notices, requests, consents, reports and
                      -------
demands shall be in writing and shall be hand delivered, or mailed, postage prepaid, to the Company at the address set forth below, and to the Investors, the Management Holders and Make Systems at the addresses set forth on Schedules
                                                                      ---------
A, B and C hereto, or to such other address as may be furnished in writing to
----------
the other parties hereto:

               The Company:

                      OPNET Technologies, Inc.
                      7255 Woodmont Avenue
                      Bethesda, MD  20814
                      Attn:  Marc A. Cohen, Chairman of
                             the Board and Chief Executive Officer

               with copy to:

                      Hale and Dorr LLP
                      11951 Freedom Drive
                      Suite 1400
                      Reston, VA  20190
                      Attn:  Brent B. Siler, Esquire

               The Investors:

                      The address set forth opposite the Investor's name on Schedule B attached hereto.
                      ----------
               with copy to:

                      Hutchins, Wheeler & Dittmar
                      A Professional Corporation
                      101 Federal Street
                      Boston, MA  02110
                      Attention:  James Westra, Esquire

               The Management Holders:

                      The address set forth opposite each Management Holder's name on Schedule A hereto.
                              ----------

               Make Systems

                      The address set forth on Schedule C attached hereto.
                                               ----------

               with copy to:

                      Paul, Weiss, Rifkind, Wharton & Garrison
                      1285 Avenue of the Americas
                      New York, NY  10019-6064
                      Attention:  Douglas A Cifu, Esquire


Notices given in accordance with the foregoing shall be deemed received (i) upon receipt, if hand delivered, and (ii) five business days after deposited in the U.S. mail, if sent by mail.

               (c)    Entire Agreement.  This Agreement and the Schedules
                      ----------------
referred to herein constitute the entire agreement of the parties with respect to the matters contemplated herein. This Agreement and such Schedules supersede any and all prior understandings as to the subject matter of this Agreement.

               (d)    Equitable Relief.  The Company recognizes and agrees that
                      ----------------
the Holders of Registrable Securities, Other Registrable Securities and Make Systems Registrable Securities shall not have an adequate remedy at law if the Company fails to comply with the provisions of this Agreement, and that damages will not be readily ascertainable, and the Company expressly agrees that in the event of such failure any such Holder shall be entitled to seek specific performance of the Company's obligations hereunder and that the Company will not oppose an application seeking such specific performance.

               (e)    Binding Effect; Assignment. This Agreement shall be
                      --------------------------
binding upon and inure to the benefit of the successors and assigns of the respective parties hereto, provided, however, that each such successor and
                           --------  -------
assign first executes and delivers to the other parties hereto a counterpart of this Agreement; and provided further that the rights and obligations of Make
                    -------- -------
Systems may not be assigned to any party other than Metromedia and then only in connection with a transfer of Make Systems Registrable Securities to Metromedia as contemplated by Section 9.1(a) of the Asset Purchase Agreement.

               (f)    General; Definitions.  The headings contained in this
                      --------------------
Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this

Agreement. In this Agreement the singular includes the plural, the plural the singular, and the use of any gender includes the neuter, masculine and feminine genders.

               (g)    Severability.  If any provision of this Agreement shall be
                      ------------
found by any court of competent jurisdiction to be invalid or unenforceable, the parties hereby waive such provision to the extent that it is found to be invalid or unenforceable. Such provision shall, to the maximum extent allowable by law, be modified by such court so that it becomes enforceable, and, as modified, shall be enforced as any other provision hereof, with all the other provisions hereof continuing in full force and effect.

               (h)    Counterparts.  This Agreement may be executed in multiple
                      ------------
counterparts, each of which together shall constitute an original but all of which together shall constitute but one and the same instrument.

               (i)    Governing Law.  This Agreement shall be deemed a contract
                      -------------
made under the laws of the State of New York and together with the rights and obligations of the parties hereunder, shall be construed under and governed by the laws of such State.

               (j)    Third Party Beneficiaries. This Agreement is made for the
                      -------------------------
benefit of the parties hereto and their successors or assigns, and, except as expressly contemplated herein, shall not confer any rights or benefits on any person not a party hereto.

                        [Signatures on following page]

     IN WITNESS WHEREOF, the parties have caused this Amended and Restated Registration Rights Agreement to be duly executed as of the date first above written.

                      /s/ Alain J. Cohen
                      ------------------------------------
                      Alain J. Cohen

                      /s/ Marc A.. Cohen
                      ------------------------------------
                      Marc A. Cohen

                      OPNET TECHNOLOGIES, INC

                      By: /s/ Marc A.. Cohen
                          --------------------------------
                          Name: Marc A. Cohen
                          Its: Chairman of the Board and Chief Executive Officer


                      SUMMIT VENTURES IV, L.P.


                             By:  Summit Partners IV, L.P.
                             Its: General Partner


                                     By:  Stamps, Woodsum & Co. IV
                                     Its: General Partner

                                     By: /s/ Bruce Evans
                                         --------------------------------
                                         General Partner

                          SUMMIT INVESTORS III, L.P.

                              By:  /s/ Bruce Evans
                                   -------------------------------
                              Its: General Partner

                          MAKE SYSTEMS, INC.

                              By:  /s/  /s/ Richard Wood
                                   -------------------------------
                                   Name: Richard Wood
                                   Its:  CFO

                                  SCHEDULE A
                                  ----------

Management Holders
------------------

Marc A. Cohen, Chairman of the Board and
Chief Executive Officer
OPNET Technologies, Inc.
7255 Woodmont Avenue
Bethesda, MD  20814

Alain J. Cohen, President
OPNET Technologies, Inc.
7255 Woodmont Avenue
Bethesda, MD  20814

                                  SCHEDULE B
                                  ----------

Investors
---------

Summit Investors III, L.P.
c/o Summit Partners
600 Atlantic Avenue
Suite 2800
Boston, MA 02210
Attn: Bruce R. Evans

Summit Ventures IV, L.P.
c/o Summit Partners
600 Atlantic Avenue
Suite 2800
Boston, MA 02210
Attn: Bruce R. Evans

                                  SCHEDULE C
                                  ----------

Make Systems, Inc.
1 Waters Park Drive, Suite 250
San Mateo, CA  94403
Attn:  Chief Financial Officer

with a copy to:

Metromedia Company
One Meadowlands Plaza
East Rutherford, NJ  07073
Attn:  David A. Persing, Esq.